Exhibit 10.2

FIRST AMENDMENT TO THE
SALE AND CONTRIBUTION AGREEMENT

This FIRST AMENDMENT TO THE SALE AND CONTRIBUTION AGREEMENT (this “Amendment”), dated as of August 5, 2021, is entered into by and among the following parties:
(i)EVOQUA FINANCE LLC, as Buyer (the “Buyer”);
(ii)EVOQUA WATER TECHNOLOGIES LLC, as initial Servicer (the “Servicer”) and an Originator (in such capacity, an “Originator”); and
(iii)NEPTUNE BENSON, INC., as an Originator (an “Originator” and, collectively with Evoqua Water Technologies LLC, the “Originators”).
Capitalized terms used but not otherwise defined herein (including such terms used above) have the respective meanings assigned thereto in the Receivables Financing Agreement described below.
BACKGROUND
A.    The parties hereto have entered into a Sale and Contribution Agreement, dated as of April 1, 2021 (as amended, restated, supplemented or otherwise modified through the date hereof, the “Sale and Contribution Agreement”)
B.    The Buyer, as Borrower, the Servicer, PNC Bank, National Association, as Lender and Administrative Agent, and PNC Capital Markets LLC, as Structuring Agent, have entered into a Receivables Financing Agreement, dated as of April 1, 2021 (as amended by the First Amendment to Receivables Financing Agreement, dated as of April 15, 2021 and the Second Amendment to Receivables Financing Agreement, dated as of July 30, 2021, and as further amended, restated, supplemented or otherwise modified through the date hereof, the “Receivables Financing Agreement”), and, concurrently herewith, are entering into that certain Second Amendment to Receivables Financing Agreement, dated as of the date hereof.
C.    The parties hereto desire to amend the Sale and Contribution Agreement as set forth herein.
NOW, THEREFORE, with the intention of being legally bound hereby, and in consideration of the mutual undertakings expressed herein, each party to this Amendment hereby agrees as follows:
SECTION 1.Amendment to the Sale and Contribution Agreement. Section 6.1(f) of the Sale and Contribution Agreement is hereby amended by adding the following new paragraph immediately following the final sentence thereof:
“Notwithstanding the foregoing, the Originators shall be permitted to instruct Obligors in respect of Neptune Benson Receivables to deliver payments on

Neptune Benson Receivables to the Neptune Benson JPM Collection Account. If an Event of Default or Unmatured Event of Default shall have occurred and is continuing, then each Originator (or the Servicer on its behalf) shall cause all Collections received in the Neptune Benson JPM Collection Account to be transferred into a Collection Account within two (2) Business Days of receipt. If at any time PNC (acting in its sole discretion) so instructs the Originators in writing, each Originator (or the Servicer on its behalf) shall cause the Neptune Benson JPM Collection Account to (i) be assigned or novated from Neptune Benson to the Borrower, (ii) become subject to an Account Control Agreement and (iii) become, and meet all requirements hereunder for, a Collection Account, in each case, within not more than thirty (30) days after the Originators’ or Servicer’s receipt of such notice.”
SECTION 2.Representations and Warranties of the Buyer and Originators. The Buyer and the Originators hereby represent and warrant to each of the parties hereto as of the date hereof as follows:
(a)Representations and Warranties. The representations and warranties made by it in the Sale and Contribution Agreement and each of the other Transaction Documents to which it is a party are true and correct as of the date hereof.
(b)Enforceability. The execution and delivery by it of this Amendment, and the performance of its obligations under this Amendment, the Receivables Financing Agreement (as amended hereby) and the other Transaction Documents to which it is a party are within its organizational powers and have been duly authorized by all necessary action on its part, and this Amendment, the Sale and Contribution Agreement (as amended hereby) and the other Transaction Documents to which it is a party are its valid and legally binding obligations, enforceable in accordance with its terms.
(c)No Event of Default. No Sale and Contribution Termination Event, Unmatured Sale and Contribution Termination Event, Event of Default or Unmatured Event of Default has occurred and is continuing, or would occur as a result of this Amendment or the transactions contemplated hereby.
SECTION 3.Effect of Amendment; Ratification. All provisions of the Sale and Contribution Agreement and the other Transaction Documents, as expressly amended and modified by this Amendment, shall remain in full force and effect. After this Amendment becomes effective, all references in the Sale and Contribution Agreement (or in any other Transaction Document) to “this Sale and Contribution Agreement”, “this Agreement”, “hereof”, “herein” or words of similar effect referring to the Sale and Contribution Agreement shall be deemed to be references to the Sale and Contribution Agreement as amended by this Amendment. This Amendment shall not be deemed, either expressly or impliedly, to waive, amend or supplement any provision of the Sale and Contribution Agreement other than as set forth herein. The Sale and Contribution Agreement, as amended by this Amendment, is hereby ratified and confirmed in all respects.

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SECTION 4.Effectiveness. This Amendment shall become effective as of the date hereof upon the Administrative Agent’s receipt of counterparts hereto executed by each of the parties hereto.
SECTION 5.Severability. Any provisions of this Amendment which are prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.
SECTION 6.Transaction Document. This Amendment shall be a Transaction Document for purposes of the Receivables Financing Agreement.
SECTION 7.Counterparts. This Amendment may be executed in any number of counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute one and the same agreement. Delivery of an executed counterpart hereof by facsimile or other electronic means shall be equally effective as delivery of an originally executed counterpart.
SECTION 8.GOVERNING LAW; JURISDICTION; WAIVER OF JURY TRIAL.
(a)THIS AMENDMENT, INCLUDING THE RIGHTS AND DUTIES OF THE PARTIES HERETO, SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK (INCLUDING SECTIONS 5-1401 AND 5-1402 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK, BUT WITHOUT REGARD TO ANY OTHER CONFLICTS OF LAW PROVISIONS THEREOF).
(b)EACH PARTY HERETO HEREBY IRREVOCABLY SUBMITS TO (I) WITH RESPECT TO THE BORROWER AND THE SERVICER, THE EXCLUSIVE JURISDICTION, AND (II) WITH RESPECT TO EACH OF THE OTHER PARTIES HERETO, THE NON-EXCLUSIVE JURISDICTION, IN EACH CASE, OF ANY NEW YORK STATE OR FEDERAL COURT SITTING IN NEW YORK CITY, NEW YORK IN ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AMENDMENT, AND EACH PARTY HERETO HEREBY IRREVOCABLY AGREES THAT ALL CLAIMS IN RESPECT OF SUCH ACTION OR PROCEEDING (I) IF BROUGHT BY THE BORROWER, THE SERVICER OR ANY AFFILIATE THEREOF, SHALL BE HEARD AND DETERMINED, AND (II) IF BROUGHT BY ANY OTHER PARTY TO THIS AMENDMENT, MAY BE HEARD AND DETERMINED, IN EACH CASE, IN SUCH NEW YORK STATE COURT OR, TO THE EXTENT PERMITTED BY LAW, IN SUCH FEDERAL COURT. NOTHING IN THIS SECTION 9 SHALL AFFECT THE RIGHT OF THE ADMINISTRATIVE AGENT OR ANY OTHER CREDIT PARTY TO BRING ANY ACTION OR PROCEEDING AGAINST THE BORROWER OR THE SERVICER OR ANY OF THEIR RESPECTIVE PROPERTY IN THE COURTS OF OTHER JURISDICTIONS. EACH OF THE BORROWER AND THE SERVICER HEREBY IRREVOCABLY

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WAIVES, TO THE FULLEST EXTENT IT MAY EFFECTIVELY DO SO, THE DEFENSE OF AN INCONVENIENT FORUM TO THE MAINTENANCE OF SUCH ACTION OR PROCEEDING. THE PARTIES HERETO AGREE THAT A FINAL JUDGMENT IN ANY SUCH ACTION OR PROCEEDING SHALL BE CONCLUSIVE AND MAY BE ENFORCED IN OTHER JURISDICTIONS BY SUIT ON THE JUDGMENT OR IN ANY OTHER MANNER PROVIDED BY LAW.
(c)EACH PARTY HERETO HEREBY WAIVES, TO THE MAXIMUM EXTENT PERMITTED BY APPLICABLE LAW, TRIAL BY JURY IN ANY JUDICIAL PROCEEDING INVOLVING, DIRECTLY OR INDIRECTLY, ANY MATTER (WHETHER SOUNDING IN TORT, CONTRACT OR OTHERWISE) IN ANY WAY ARISING OUT OF, RELATED TO, OR CONNECTED WITH THIS AMENDMENT.
SECTION 9.Section Headings. The various headings of this Amendment are included for convenience only and shall not affect the meaning or interpretation of this Amendment, the Sale and Contribution Agreement or any provision hereof or thereof.
[Signature pages follow]

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IN WITNESS WHEREOF, the parties hereto have executed this Amendment by their duly authorized officers as of the date above written.

EVOQUA FINANCE LLC, as Buyer By: /s/ Ariel Kuperminc Name: Ariel Kuperminc Title: Assistant Treasurer

EVOQUA WATER TECHNOLOGIES LLC, as an Originator By: /s/ Ariel Kuperminc Name: Ariel Kuperminc Title: Assistant Treasurer

NEPTUNE BENSON, INC., as an Originator By: /s/ Ariel Kuperminc Name: Ariel Kuperminc Title: Assistant Treasurer

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